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                                                                   EXHIBIT 10.37

                 FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT

                  THIS FIFTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this "Amendment") is entered into as of this 29th day of September, 2003, among the financial institutions listed on the signature pages hereof (such financial institutions, together with their respective successors and assigns, are referred to hereinafter each individually as a "Lender" and collectively as the "Lenders"), Bank of America, N.A. (in its individual capacity, the "Bank") with an office at 55 South Lake Avenue Suite 900, Pasadena, California 91101, as Administrative Agent for the Lenders (in its capacity as Administrative Agent, the "Administrative Agent"), General Electric Capital Corporation (in its individual capacity, "GE Capital") with an office at 350 South Beverly Drive Suite 200, Beverly Hills, California 90212, as documentation agent for the Lenders (in its capacity as documentation agent, the "Documentation Agent"), Good Guys California, Inc. (formerly known as The Good Guys - California, Inc.), a California corporation, with offices at 1600 Harbor Bay Parkway, Alameda, California 94502 (the "Borrower"), and (for purposes of paragraphs 7, 8 and 10) Good Guys, Inc., a Delaware corporation ("Parent"), with respect to that certain Loan and Security Agreement, dated as of September 30, 1999 among the parties hereto, as amended by that certain First Amendment to Loan and Security Agreement dated as of August 16, 2001, by those certain letter amendments dated as of March 27, 2002, and May 15, 2002, and as further amended by that certain Second Amendment to Loan and Security Agreement dated as of May 22, 2001, that certain Third Amendment to Loan and Security Agreement dated as of July 2, 2002, and that certain Fourth Amendment to Loan and Security Agreement dated as of July 8, 2003 (collectively, the "Loan Agreement"), and with reference to the following facts:

                                    RECITALS

         A. Pursuant to the Loan Agreement, Lenders agreed to make certain financial accommodations to or for the benefit of Borrower upon the terms and conditions contained therein. Unless otherwise defined in this Amendment, (i) capitalized terms used herein shall have the meanings attributed to them in the Loan Agreement, and (ii) references to sections shall refer to sections of the Loan Agreement.

         B. Borrower has requested Lenders' consent to Borrower's obtaining up to five million dollars ($5 million) in unsecured subordinated debt financing.

         C. Lenders have agreed to consent to such subordinated financing on the terms and conditions set forth in this Amendment.

                  NOW, THEREFORE, in consideration of the continued performance by Borrower of its promises and obligations under the Loan Agreement and the other Loan Documents, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lenders hereby agree as follows:

                                    AGREEMENT

         1. ACKNOWLEDGMENT OF LOAN AGREEMENT AND OTHER LOAN DOCUMENTS. Except as expressly modified by this Amendment, the obligations of Borrower under the Loan Agreement and the other Loan Documents are hereby acknowledged, confirmed and ratified by Borrower.

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         2.       DEFINITIONS. Unless otherwise defined in this Amendment,
capitalized terms used herein have the meanings given to them in the Loan Agreement. Unless otherwise indicated, all references to sections, schedules, or exhibits shall mean sections, schedules, or exhibits of or to the Loan Agreement.

         3. AMENDMENTS TO LOAN AGREEMENT. The Loan Agreement shall be amended as follows:

                  3.1 NEW DEFINITIONS. New definitions are hereby added in appropriate alphabetical order to read as follows:

                  "CompUSA" shall mean CompUSA Inc., a Delaware corporation.

                  "Fifth Amendment" shall mean the Fifth Amendment to Loan and Security Agreement dated as of September 29, 2003.

                  "Fifth Amendment Closing Date" shall mean the date of the effectiveness of the Fifth Amendment, as provided in paragraph 9 of the Fifth Amendment.

                  "Intercreditor and Subordination Agreement" shall mean that certain Intercreditor and Subordination Agreement dated as of September 29, 2003, between Administrative Agent and CompUSA.

                  "Merger Agreement" shall mean that certain Agreement and Plan of Merger between Parent and CompUSA, dated as of September 29, 2003, in the form delivered to Administrative Agent on or before the date of the Fifth Amendment.

                  "Subordinated Debt" shall mean Debt owing by Borrower with respect to the Subordinated Debt Documents.

                  "Subordinated Debt Documents" shall mean the Subordinated Note and any other documents or instruments that from time to time evidence the Subordinated Debt or secure or support payment or performance thereof.

                  "Subordinated Note" shall mean the Unsecured Subordinated Convertible Promissory Note, dated September 29, 2003, from the Borrower to CompUSA in the original principal amount of $5,000,000, in the form delivered to Administrative Agent on or before the date of the Fifth Amendment.

                  3.2 CROSS-DEFAULT (SECTION 11.1(e)). Section 11.1(e) shall be amended by deleting the initial phrase "default shall occur with respect to any Funded Debt (other than the Obligations)" and substituting the following in lieu thereof:

                  "any default shall occur:

                                    (i) under the Subordinated Debt Documents or
                           the Intercreditor and Subordination Agreement, or otherwise with respect to the Subordinated Debt; or

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                                    (ii) with respect to any Funded Debt (other
                           than the Obligations or the Subordinated Debt)"

                  3.3      DEFAULT REGARDING MATURITY OF SUBORDINATED DEBT (NEW
SECTION 11.1(s)). Section 11.1 shall be amended by inserting the following as a new Section 11.1(s):

                  "(s) Borrower has not, by or before thirty (30) calendar days prior to the then-applicable "Maturity Date" of the Subordinated Note (as such term is defined in the Subordinated Note, including any extensions thereof) caused such Maturity Date to be extended or further extended, as applicable, to a date that is at least ninety (90) calendar days after the Stated Maturity Date; provided that the failure to obtain an extension of the Maturity Date shall not be an Event of Default if (i) payment by the Borrower of the Subordinated Note on such Maturity Date would not cause a Default or an Event of Default to occur, (ii) Borrower's Availability for each day during the two months preceding the thirtieth calendar day prior to the Maturity Date was at least $25,000,000, and (iii) Borrower's Availability for each of the thirty calendar days prior to the Maturity Date is at least $25,000,000 (in both (ii) and (iii), with trade payables being paid currently, and expenses and liabilities being paid in the ordinary course of business without acceleration of sales)."

         4. CONSENT TO SUBORDINATED DEBT. Subject to all other provisions of the Loan Agreement, upon the effectiveness of the Intercreditor and Subordination Agreement and satisfaction of all of the other conditions of the effectiveness of the Fifth Amendment, Co-Agents and Lenders consent, pursuant to clause (e) of Section 9.13 of the Loan Agreement, to the terms and conditions of the Subordinated Debt Documents and to Borrower's incurring the unsecured indebtedness contemplated therein, and waive any Default or Event of Default that may have occurred solely by reason of Borrower's negotiation of the Subordinated Debt Documents; provided that Borrower shall use the proceeds of such subordinated indebtedness to reduce the Revolving Loans and for working capital in the ordinary course of its business. Co-Agents' and Lenders' do not hereby consent to the granting of any Lien as security for the Subordinated Debt.

         5. CONSENT TO ENTRY INTO MERGER AGREEMENT. Subject to all other provisions of the Loan Agreement and the other Loan Documents, upon the effectiveness of the Fifth Amendment, Co-Agents and Lenders consent to Parent's entry into the Merger Agreement, and waive any Default or Event of Default that may have occurred solely by reason of Parent's negotiation of the Merger Agreement; provided that Co-Agents and Lenders do not hereby waive the Event of Default that would occur under Section 11.1(r) of the Loan Agreement upon the occurrence of the Change of Control that would result from the transactions contemplated by the Merger Agreement.

         6.       ACKNOWLEDGMENTS OF BORROWER.

                  6.1 ACKNOWLEDGMENT OF OBLIGATIONS. Borrower hereby acknowledges, confirms and agrees that as of the close of business on September 24, 2003, Borrower was indebted to Lenders in respect of the Revolving Loans in the approximate principal amount of $40,432,610. The Revolving Loans, together with interest accrued and accruing thereon, and fees, costs, expenses and other charges now or hereafter payable by Borrower to Lenders, are

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unconditionally owing by Borrower to Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

                  6.2 ACKNOWLEDGMENT OF SECURITY INTERESTS. Borrower hereby acknowledges, confirms and agrees that Co-Agents and Lenders have and shall continue to have valid, enforceable and perfected first-priority liens upon and security interests in the Collateral heretofore granted to Lenders pursuant to the Loan Documents or otherwise granted to or held by Co-Agents and Lenders, subject only to Permitted Liens.

                  6.3 BINDING EFFECT OF DOCUMENTS. Borrower hereby acknowledges, confirms and agrees that: (a) each of the Loan Documents to which it is a party has been duly executed and delivered to Documentation Agent by Borrower, and each is in full force and effect as of the date hereof, (b) the agreements and obligations of Borrower contained in such documents and in this Amendment constitute the legal, valid and binding Obligations of Borrower, enforceable against it in accordance with their respective terms, and Borrower has no valid defense to the enforcement of such Obligations, and (c) Co-Agents and Lenders are and shall be entitled to the rights, remedies and benefits provided for in the Loan Documents and applicable law.

         7. ACKNOWLEDGMENT AND REAFFIRMATION OF PARENT. Parent hereby acknowledges that it has received and reviewed a copy of the Fifth Amendment and consents to the terms and conditions of the Fifth Amendment. Parent hereby ratifies and reaffirms each and every one of its obligations under the Parent Guaranty, and confirms that such obligations are, and shall continue to be, in full force and effect to the full extent provided therein without any defense, claim, counterclaim, right of offset, recoupment or other defense to payment or performance whatsoever, each of which is hereby expressly waived. Without limiting the generality of the foregoing, Parent agrees and acknowledges that the Parent Guaranty applies with full force and effect to the Loan Agreement as amended by the Fifth Amendment and as previously amended.

         8. COMMERCIAL TORT CLAIMS. Each of Borrower and Parent represents that, as of the Fifth Amendment Closing Date, it does not have any Commercial Tort Claims.

         9. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective upon satisfaction of each of the following conditions:

                           (a)      Documentation Agent shall have received
copies of this Amendment that bear the signatures of Borrower, Parent, GE Capital and Bank;

                           (b)      Documentation Agent shall have received each
of the documents listed on the Fourth Addendum to Schedule of Documents attached hereto as Schedule A that bears the signatures of the respective parties thereto, each of which shall be in form and substance satisfactory to Lenders.

         10.      RELEASE.

                  10.1 In consideration of the agreements of Co-Agents and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of Borrower and Parent, on behalf of itself and its successors, assigns, and other legal representatives, effective as of the Fifth Amendment Closing Date, hereby absolutely, unconditionally and irrevocably waives and releases any claim, defense,

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demand, action or suit of any kind or nature whatsoever, known or unknown, suspected or unsuspected, against the Co-Agents and Lenders, or any of them, or their respective successors, assigns, or other legal representatives, arising on or prior to the Fifth Amendment Closing Date in connection with the Loan Agreement or any of the other Loan Documents, or any of the transactions contemplated thereunder.

                  10.2 Each of Borrower and Parent understands, acknowledges and agrees (i) that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above, and (ii) that it is familiar with, and has been advised by its counsel concerning, the provisions of Section 1542 of the California Civil Code, which provides as follows:

             A general release does not extend to claims which the creditor does not know or suspect to exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor.

Each of Borrower and Parent expressly waives any and all rights under Section 1542 of the California Civil Code, and under any federal or state statute or law of similar effect.

         11. REPRESENTATIONS AND WARRANTIES. Borrower hereby represents and warrants that the representations and warranties contained in the Loan Agreement were true and correct in all material respects when made and, except to the extent (a) that a particular representation or warranty by its terms expressly applies only to an earlier date, (b) Borrower has previously advised Co-Agents in writing as contemplated under the Loan Agreement, or (c) amended by this Amendment, are true and correct in all material respects as of the date hereof. All representations and warranties contained in the Loan Agreement which expressly applied to the Closing Date, as amended in part by Section 7 of the Second Amendment, remain true and correct in all material respects as of the Fifth Amendment Closing Date. The Loan Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof.

         12. AMENDMENT FEE. In order to induce Agents and Lenders to enter into this Amendment, and in consideration of the accommodations provided to Borrower herein, Borrower shall pay to Administrative Agent, for the ratable benefit of Lenders, the sum of $75,000 for this Amendment (the "Fifth Amendment Fee") (which Fifth Amendment Fee will have been fully earned by Agents on the Fifth Amendment Closing Date and shall not be in lieu of, but shall be in addition to Agents' entitlement under the Loan Agreement to reimbursement of fees, costs and expenses in connection with this Amendment, including the reasonable fees, costs and expenses of counsel). Administrative Agent may receive the Fifth Amendment Fee on behalf of Lenders by making one or more Revolving Credit Advances in the aggregate amount thereof on or after the Fifth Amendment Closing Date.

         13. ENTIRE AGREEMENT. This Amendment, together with the Loan Agreement and the other Loan Documents, is the entire agreement between the parties hereto with respect to the subject matter hereof. This Amendment supersedes all prior and contemporaneous oral and written agreements and discussions with respect to the subject matter hereof. Except as otherwise expressly modified herein, the Loan Documents shall remain in full force and effect.

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         14.      MISCELLANEOUS.

                  14.1 COUNTERPARTS. This Amendment may be executed in identical counterpart copies, each of which shall be an original, but all of which shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Amendment. Any Person delivering this Amendment by facsimile shall send the original manually executed counterpart of this Amendment to Documentation Agent promptly after such facsimile transmission.

                  14.2 HEADINGS. Section headings used herein are for convenience of reference only, are not part of this Amendment, and are not to be taken into consideration in interpreting this Amendment.

                  14.3 RECITALS. The recitals set forth at the beginning of this Amendment are true and correct, and such recitals are incorporated into and are a part of this Amendment.

                  14.4 GOVERNING LAW. This Amendment shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws.

                  14.5 NO WAIVER. Except as specifically set forth in paragraphs 3, 4 and 5 of this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver of or otherwise affect any right, power or remedy by Administrative Agent, Documentation Agent or any Lender under the Loan Agreement or any other Loan Document, (b) constitute a waiver of any provision in the Loan Agreement or in any of the other Loan Documents, or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Loan Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

                  14.6 CONFLICT OF TERMS. In the event of any inconsistency between the provisions of this Amendment and any provision of the Loan Agreement, the terms and provisions of this Amendment shall govern and control.

                  IN WITNESS WHEREOF, the parties have entered into this Amendment on the date first above written.

                                      "Borrower"

                                      GOOD GUYS CALIFORNIA, INC.

                                      By /s/  David A. Carter
                                         -------------------------
                                         David A. Carter
                                         Chief Financial Officer

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                         "Parent"

                         GOOD GUYS, INC.
                         (executing for purposes of paragraphs 7, 8 and 10 only)

                         By /s/ David A. Carter
                            -----------------------------------------
                            David A. Carter
                            Chief Financial Officer

                         "Administrative Agent"

                         BANK OF AMERICA, N.A.,
                         as the Administrative Agent

                         By /s/ Kevin R. Kelly
                            -----------------------------------------
                            Kevin R. Kelly
                            Senior Vice President

                         "Documentation Agent"

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as the Documentation Agent

                         By /s/ Craig J. Winslow
                            -----------------------------------------
                            Craig J. Winslow
                            Duly Authorized Signatory

                         "Lenders"

                         BANK OF AMERICA, N.A., as a Lender

                         By /s/ Kevin R. Kelly
                            -----------------------------------------
                            Kevin R. Kelly
                            Senior Vice President

                         GENERAL ELECTRIC CAPITAL CORPORATION,
                         as a Lender

                         By /s/ Craig J. Winslow
                            -----------------------------------------
                            Craig J. Winslow
                            Duly Authorized Signatory

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